                                                                    EXHIBIT 10.2


                                 OFFICE LEASE

                                    BETWEEN

                          ORIAM LIMITED LIABILITY CO.
                          ---------------------------

                                  "LANDLORD"
                                   --------

                                      AND

                            FRONTIER AIRLINES, INC.
                            -----------------------

                                   "TENANT"
                                    ------



                                  FOR SPACE AT

                             THE BUILDING KNOWN AS

                                "AIRPORT PLAZA"


                              12015 E. 46th Ave.,
                             Denver, Colorado 80239

                                     DATED

                        This 31st  Day of  January, 1996


                           PART I - BASIC LEASE TERMS

                          PART II - GENERAL PROVISIONS

                        PART III - EXHIBITS AND ADDENDA

                                  OFFICE LEASE
                                  ------------

                                     PART I
                             BASIC LEASE TERM SHEET
                             ----------------------

BUILDING:                        Airport Plaza
                                 -------------------------------

LEASE DATE:                      January 29, 1996
                                 -------------------------------

LANDLORD:                        Oriam Limited Liability Company
                                 -------------------------------

     Address:                    12015 E. 46th Ave., Suite #300
                                 -------------------------------
                                 Denver, CO  80239
                                 -------------------------------

TENANT:                   Name:  Frontier Airlines, Inc.
                                 -------------------------------

     Address:                    12015 E. 46th Ave., Suite #300
                                 -------------------------------
                                 Denver, CO  80239
                                 -------------------------------
(Address for Notice if
different than above):
                                      _______________________________________
                                      _______________________________________

BROKER OF RECORD:                     _______________________________________

TENANT'S BROKER (if any):        N/A
                                 ---------------------------------------------------------------------

LEASED PREMISES:
     Suite Number:         #500                             Floor:  Fifth
                           -----------------------------            ----------------------------------

     Address:              12015 E. 46th Ave., Denver, CO  80239
                           ---------------------------------------------------------------------------

     Tenant's Rentable Area:     10,571 RSF
                                 ---------------------------------------------------------------------

LEASE TERM:
     Lease Commencement Date:    February 1, 1996, or DBO, whichever occurs later.  See "Other" below.
                                 ---------------------------------------------------------------------

     Lease Expiration Date:      January 31, 2001
                                 ---------------------------------------------------------------------

     Lease Period:       Five (5)  years, plus   -0-   months
                         --------              --------

BASE RENT:       $559,382.08 total aggregate Base Rent, payable in monthly
                  ----------
installments as follows:

a)  From February 1, 1996 through June 30, 1996, a five (5) month rate of
--------------------------------------------------------------------------------
$25,546.60 divided into five (5) equal monthly installments of $5,109.32 due and
--------------------------------------------------------------------------------
payable on the first day of each month.
---------------------------------------

b)  From July 1, 1996 through June 30, 1997, a twelve (12) month rate of
--------------------------------------------------------------------------------
$79,282.56 divided into twelve (12) equal monthly installments of $6,606.88 due
--------------------------------------------------------------------------------
and payable on the first day of each month.
-------------------------------------------

c)  From July 1, 1997 through January 31, 2001, a forty-three (43) month rate of
--------------------------------------------------------------------------------
$454,553.00 divided into forty-three (43) equal monthly installments of
--------------------------------------------------------------------------------
$10,571.00 due and payable on the first day of each month.
----------------------------------------------------------

"BUILDING OPERATING COST" REFERENCE (Article 6):

     BASE YEAR:          Calendar Year 1994   [Paragraph 6B(2)], or
                                         --

     EXPENSE STOP:  $  N/A     per square foot [Paragraph 6B (3)]
                     --------

TENANT'S PRO RATA SHARE (of Building for Building Operating Costs):
___________________ %

SECURITY DEPOSIT:   $           -0-
                     -----------------------------

PERMITTED USE: Airline Reservations, Storage, and General Office
               -------------------------------------------------
PARKING:
     Number of Parking Spaces:      N/A
                                    -------------------------------------------

     Location of Parking Spaces:    N/A
                                    -------------------------------------------

GUARANTOR:
     Name:     None
               ----------------------------------------------------------------


OTHER:    As part of the agreement to these lease terms, FRONTIER agrees to return to the possession of the landlord the space currently leased on the fourth floor -- namely suites 470, 470A, and 480. The surrender of these suites is to be made as promptly as possible. Frontier agrees to pay the current fourth floor specs rent for February. Upon occupance of the firth floor, the February rental charges will be prorated between the fourth and fifth floor figures based on the move-in date for the fifth floor space.


      -------------------                        --------------------
      Landlord's Initials                         Tenant's Initials

     THIS BASIC LEASE TERM SHEET, together with the General Provisions incorporated as Part II and any Exhibits, Riders, Addenda and Guaranty incorporated as Part III, all constitute the entire Lease between the above-described Tenant and Landlord for the Leased Premises described above, made and entered into as of the Lease Date specified above.


THIS Agreement is executed as of the date first above written.

                                    "LANDLORD"

                                    Oriam Limited Liability Company
                                    ------------------------------------
                                    a Colorado limited liability company
                                    ------------------------------------


                              By:       /s/
                                      ----------------------------------

                                    Its: Managing Partner
                                         -------------------------------


                                    "TENANT"

                                    Frontier Airlines, Inc.
                                    ------------------------------------
                                    a Colorado corporation
                                    ------------------------------------


ATTEST:

/s/                           By:   /s/ Arthur T. Voss
-----------------------             ------------------------------------
                                    Its: Vice President
                                        --------------------------------



     ___________________                         ___________________
         Landlord's                                    Tenant's
         Initials                                      Initial

                                 Work Agreement
                                 --------------

                               [Landlord Version]

LANDLORD: Oriam Limited Liability Company
          -------------------------------
TENANT:   Frontier Airlines, Inc.
          -----------------------

     Landlord to induce Tenant, and Tenant to induce Landlord to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1.   Definitions.  The terms defined in this paragraph, for purposes of this
     -----------
Work Agreement, shall have the meanings herein specified, and, in addition to the terms defined herein, terms defined in the Lease shall, for purposes of this Work Agreement, have the meanings therein specified.

     1.   "Building Standard" means the quality of materials, finishing and
     -     -----------------
workmanship specified in writing by Landlord for the Building.

     2.   "Landlord's Architect" means W.E. Kieding and Associates.
     -     --------------------

     3.   "Tenant Improvements" shall have the same meaning as specified in the
     -     -------------------
Lease.

2.   Completion of Leased Premises.
     -----------------------------

     1.   (a)  Tenant shall meet with Landlord's representative on or before
     -
January 30, 1996 to finalize layout drawings for the Leased Premises sufficiently complete to permit Landlord to prepare and complete structural, mechanical and electrical drawings for the portion of the Tenant Improvements to be contracted by Landlord. Such final layout drawings shall include: (i) partition layout and door location; (ii) electrical outlet locations; (iii)
Tenant's telephone systems location of outlets; and (iv) light switches.   Based
upon such Tenant approved drawings with Tenant's requirements indicated thereon, Landlord shall direct its engineers to prepare mechanical, electrical and structural drawings incorporating such data.

          (b) Landlord's contractor shall perform all work in, on, and about the Leased Premises in accordance with Building Standard, unless otherwise agreed to
in writing by Landlord and Tenant.   The cost of Tenant Improvements to be made
by Landlord which exceed Building Standard (including non-standard architectural, structural, mechanical, fire protection, telephone system and electrical work), shall be at Tenant's expense. Tenant shall, unless waived by Landlord, deposit 50% of the estimated cost of all Tenant Improvements which Tenant is to pay the cost of, with Landlord prior to commencement of such work, and Tenant shall pay 25% at middle of Tenant Improvement construction and 25% within five days after completion of Tenant Improvements. Such billing may be made periodically as the work is completed. Unless otherwise agreed to in writing by Landlord and Tenant, all work involved in the completion of Tenant Improvements shall be carried out by Landlord's Contractor under the sole direction of Landlord. Tenant and Landlord shall cooperate with each other and with Landlord's Contractor to promote the efficient and expeditious completion of such work.

     2.   Changes to the approved Working Drawings may be made only by written
     -
direction to Landlord on a form approved by Landlord, which direction must be
signed by an authorized representative of Tenant.   Landlord may require, as a
condition to any change, that Tenant deposit with Landlord, as a condition to Landlord's consent to such change, all costs which Landlord estimates Landlord will incur by virtue of such change, including, but not limited to, the costs of design, labor, materials, supplies, architectural services, engineering, estimating, printing, and incidental expenses, and any additional costs incurred by Landlord as a result of such change, shall be paid for in full by Tenant upon billing by Landlord.

     3.   Only with Landlord's express written permission shall Tenant ever
     -
alter or modify or in any manner disturb:

          (a) Any system or installation of the Building, including, but not limited to, Central (as defined below) plumbing system, Central electrical system, Central heating, ventilating and air conditioning systems, Central fire protection and fire alert systems, Central building maintenance systems, Central structural systems, elevators, and anything located within the Central core of the Building; or

          (b) Any Branch (as defined below) of any system or installation of the Building which is located within the Leased Premises, including, but not limited to, Branch electrical system, Branch heating, ventilating and air conditioning system, and Branch fire protection and alert system.

For the purposes of this Section 2.3, "Central" shall be defined as that portion
                                       -------
of any Building system or component which is within the core and/or common to and/or serves or exists for the benefit of other tenants in the Building, and "Branch" shall be defined as that portion of any Building system or component
-------
which serves to connect or extend Central systems into the Leased Premises.

     4.   Commencement of Rent.  Tenant's obligation for the payment of Rent due
     -    --------------------
under the Lease shall commence on the Lease Commencement Date. No abatement of Rent shall occur pursuant to paragraph 3 of the Lease if the delay in completion of occupancy for the Leased Premises is due to:

          (a) Tenant's failure to furnish promptly information concerning Tenant's requirements for finishing the Leased Premises or constructing Tenant Improvements;

          (b) Tenant's failure to promptly meet with Landlord's representative as required by Section 2.1(a), or to promptly approve the Working Drawings, as required by paragraph (b) of Section 2.01 of this Work Agreement;

          (c) Tenant's changes in any of the Working Drawings as finally approved;

          (d) Tenant's request for Tenant Upgrades and related work; or

          (e) any unauthorized act or omission by Tenant or its agents.

3.   Miscellaneous Provisions.
     ------------------------

     1.   For purposes of this Work Agreement, whenever Landlord's consent or
     -
approval is required, such consent or approval shall not be unreasonably withheld.

     2.   Anything in the Lease to the contrary notwithstanding, notice and
     -
other items to be delivered pursuant to this Work Agreement shall be effective upon receipt of same by the party to whom such notice or item is directed.

     3.   Should any provision of the Lease be in conflict with this Work
     -
Agreement, the terms of this Work Agreement shall control.

     If the foregoing correctly sets forth our understanding, kindly acknowledge your approval in the space provided below for that purpose.

                                    "LANDLORD"

                                    Oriam: Limited Liability Company,
                                    ---------------------------------
                                    a Colorado Limited Liability  Company
                                    -------------------------------------


                                    By:      /s/
                                           ------------------------------

                                           Its:  Manager
                                                 ------------------------



                                    "TENANT"

                                    Frontier Airlines, Inc.
                                    -----------------------
                                    a Colorado corporation
                                    ----------------------

ATTEST:

______________________              By:     /s/ Arthur T. Voss
                                         --------------------------------

                                         Its:   VP
                                              ---------------------------

                                  OFFICE LEASE
                                  ------------

                                     PART I
                             BASIC LEASE TERM SHEET
                             ----------------------

BUILDING:                    Airport Plaza
                             ------------------------------------------------------------------------------------------------------

LEASE DATE:                  October 23, 1996
                             ------------------------------------------------------------------------------------------------------

LANDLORD:                    Oriam Limited Liability Company, a Colorado limited liability company
                             ------------------------------------------------------------------------------------------------------

     Address:                12015 E. 46th Ave., Suite #300
                             ------------------------------------------------------------------------------------------------------
                             Denver, CO  80239
                             ------------------------------------------------------------------------------------------------------

TENANT:      Name:           Frontier Airlines, Inc., a Colorado corporation
                             ------------------------------------------------------------------------------------------------------

     Address:                12015 E. 46th Ave., Suite #200
                             ------------------------------------------------------------------------------------------------------
                             Denver, CO  80239
                             ------------------------------------------------------------------------------------------------------

BROKER OF RECORD:                 KRM & Co.
                                  -------------------------------------------------------------------------------------------------

TENANT'S BROKER (if any):         N/A
                                  -------------------------------------------------------------------------------------------------

LEASED PREMISES:
     Suite Number:     #601                                                      Floor:    Sixth (6th)
                       ----------------------------------------------------                ----------------------------------------

     Address:          12015 E. 46th Ave., Denver, CO  80239
                       ------------------------------------------------------------------------------------------------------------

     Tenant's Rentable Area:  +/-2,924 RSF (rentable square feet)    Note:  The rentable square footage is subject to  change upon final review of architectural drawings.

LEASE TERM:
     Lease Commencement Date:  November 1, 1996, or DBO, if later
                               ----------------------------------------------------------------------------------------------------

     Lease Expiration Date:    July 14, 1999
                               ----------------------------------------------------------------------------------------------------

     Lease Period:             2 (two) years, plus 8 (eight) months and 14 (fourteen) days with 0 (zero) Options to Renew of 0
                               -------             ---------            -------------           --------                     -
                               (zero) years.
                               ------

BASE RENT:     $94,913.82 total aggregate Base Rent, payable in monthly
                ---------
               installments as follows:

     From November 1, 1996 through June 30, 1996 for Suite #601 a 32 (thirty-
          ----------------         -------------           ----   ----------
two) month rate of $93,568.00 divided into 32 (thirty-two) equal monthly
----                ---------              ---------------
installments of $2,924.00 due and payable on the first day of each month.
                 --------

     From July 1, 1999 through July 14, 1999 for Suite #601 a daily rate of
          ------------         -------------           ----
$96.13 divided into one (1) monthly installment of $1,345.82 due and payable on
------              -------                         --------
the first day of each month.

"BUILDING OPERATING COST" REFERENCE (Article 6):

     BASE YEAR:          Calendar Year 1994 [Paragraph 6B(2)], or
                                         --

TENANT'S PRO RATA SHARE (of Building for Building Operating Costs):  4.627%
                                                                     -----
(Percentage refers to this Suite (#601) only.)

SECURITY DEPOSIT:   $2,924.00 (Equivalent to first month's rent.)
                     --------

PERMITTED USE: General office use and dispatch.
               -----------------------------------------------------------------

PARKING:
     Number of Parking Spaces:      N/A
                                    --------------------------------------------

     Location of Parking Spaces:    Adjacent to office building
                                    --------------------------------------------



         THIS BASIC TERM SHEET, together with the General provisions incorporated as Part II and any Exhibits, Riders, Addenda and Guaranty incorporated as Part III, all constitute the entire Lease between the above-described Tenant and Landlord for the Leased Premises described above, made and entered into as of the Lease Date specified above.


   /s/                                                  /s/
-----------------                                   -----------------
   Landlord's                                           Tenant's
    Initials                                            Initials

                                  OFFICE LEASE
                                  ------------

                                     PART I
                             BASIC LEASE TERM SHEET
                             ----------------------

BUILDING:                Airport Plaza
                         ------------------------------------------------------

LEASE DATE:              October 23, 1996
                         ------------------------------------------------------

LANDLORD:                Oriam Limited Liability Company, a Colorado limited
                         ------------------------------------------------------
                         liability company
                         ------------------------------------------------------

       Address:          12015 E. 46th Ave., Suite #300
                         ------------------------------------------------------
                         Denver, CO  80239
                         ------------------------------------------------------

TENANT:       Name:      Frontier Airlines, Inc., a Colorado corporation
                         ------------------------------------------------------

       Address:          12015 E. 46th Ave., Suite 200
                         ------------------------------------------------------
                         Denver, CO  80239
                         ------------------------------------------------------

(Address for Notice if   ------------------------------------------------------
different than above):   ------------------------------------------------------

BROKER OF RECORD:                KRM & Co.
                                 ----------------------------------------------

TENANT'S BROKER (if any):        N/A
                                 ----------------------------------------------

LEASED PREMISES:
       Suite Number:    #601                  Floor:   Sixth (6th)
                        -----------                    -----------------------

       Address:         12015 E. 46th Ave., Denver, CO 80239
                        -------------------------------------------------------

Tenant's Rentable Area:   3228 RSF (rentable square feet).
                          ----

LEASE TERM:
     Lease Commencement Date:  November 1, 1996

     Lease Expiration Date:  July 14, 1999

     Lease Period:  2 (two) years, plus 8 (eight) month(s) and 14
                    -------             ---------              --
(fourteen) day(s) with __________ Option(s) to Renew of ___ year(s).

BASE RENT:       $104,753.82 total aggregate Base Rent, payable in monthly
                  ----------
installments as follows:

     From November 1, 1996 through June 30, 1999 for Suite #601 a 32 (thirty-
          ----------------         -------------           ----   ----------
two) month rate of $103,296.00 divided into 32 (thirty-two) equal monthly
----               -----------             ----------------
installments of $3,228.00 due and payable on the first day of each month.
                ---------

     From July 1, 1999 through July 14, 1999 for Suite #601 a daily rate of
          ------------         -------------           ----
$104.13 divided into 1 (one) monthly installment of $1,457.82 due and payable on
-------              -------                        ---------
the first day of each month.

"BUILDING OPERATING COST" REFERENCE (Article 6):

     BASE YEAR:          Calendar Year 1994 [Paragraph 6B(2)], or
                                         --

     EXPENSE STOP:       $     N/A       per square foot [Paragraph 6B(3)].
                          --------------

TENANT'S PRO RATA SHARE (of Building for Building Operating Costs):  5.107%
                                                                     -----

SECURITY DEPOSIT:   $6,456.00 (Equivalent to first and last month's rent.)
                     --------

PERMITTED USE:      General Office and Airline Reservations
                    -----------------------------------------------------------
PARKING:
     Number of Parking Spaces:        N/A
                                      -------------------------------

     Location of Parking Spaces:      Adjacent to office building
                                      -------------------------------

GUARANTOR:
     Name: _____________________________________________________________________

     Address: __________________________________________________________________



            THIS BASIC LEASE TERM SHEET, together with the General Provisions incorporated as Part II and any Exhibits, Riders, Addenda and Guaranty incorporated as Part III, all constitute the entire Lease between the above-described Tenant and Landlord for the Leased Premises described above, made and entered into as of the Lease Date specified above.


     /s/                                                           /s/
--------------                                            --------------------
  Landlord's                                                     Tenant's
   Initials                                                     Initials



0127504.01